BLACKROCK SERIES FUND, INC.
BlackRock High Yield Portfolio
(the “Fund”)

     Supplement dated February 29, 2012
to the Prospectus, dated May 1, 2011, as supplemented August 31, 2011

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock High Yield Portfolio — Portfolio Managers” is amended to add the following:

	Portfolio Manager of
Name	the Fund Since	Title
Charlie McCarthy, CFA	2012	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garfin, CFA, Derek Schoenhofen and Charlie McCarthy, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section of the Prospectus entitled “Details about the Fund — How the Fund Invests — Other Strategies” is amended to add the following:

Equities — The Fund may acquire and hold common stock or other equity securities either directly or indirectly. Indirect acquisitions include unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained in connection with a Fund’s investment in a fixed-income security. Direct investments in equity securities will be limited to 10% of the Fund’s assets.

The section of the Prospectus entitled “Other Important Information — Management of the Funds — Portfolio Manager Information — High Yield Portfolio” is deleted in its entirety and replaced with the following:

High Yield Portfolio

The High Yield Portfolio is managed by a team of professionals. James Keenan, CFA, Mitchell Garfin, CFA, Derek Schoenhofen and Charlie McCarthy, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Keenan, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio Team; Director of BlackRock, Inc. from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
Mitchell Garfin, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Derek Schoenhofen	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2000 to 2005.
Charlie McCarthy, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2010.

Shareholders should retain this Supplement for future reference.

PRO-19057-HY-0212SUP

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